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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 20, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                    333-100675              36-4509743
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 (STATE OR OTHER JURISDICTION         (COMMISSION           (I.R.S. EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                      10019
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    (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010





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Item 5.  OTHER EVENTS.

Description of the Mortgage Pool

                  On or about February 27, 2004, the Registrant will cause the issuance and sale of approximately $271,405,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-2 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer, and HSBC Bank (USA), as trustee.

                  Collateral Term Sheets

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheets") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a) FINANCIAL STATEMENTS.

                      Not applicable.

             (b) PRO FORMA FINANCIAL INFORMATION.

                      Not applicable.

             (c)      EXHIBITS



                     ITEM 601(a) OF
                     REGULATION S-K
  EXHIBIT NO.         EXHIBIT NO.           DESCRIPTION
  -----------         -----------           -----------
       1                99.1                Collateral Term Sheets (as defined
                                            in Item 5) that have been provided
                                            by the Underwriter to certain
                                            prospective purchasers of Deutsche
                                            Mortgage Securities, Inc. Mortgage
                                            Loan Trust, Series 2004-2. The
                                            Collateral Term Sheets have been
                                            filed on paper pursuant to a
                                            continuing hardship exemption from
                                            certain electronic requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 20, 2004


                                   DEUTSCHE ALT-A SECURITIES, INC.


                                   By: /s/ Michael Commaroto
                                      -----------------------------------
                                   Name:   Michael Commaroto
                                   Title:  President


                                   By: /s/ Steve Katz
                                      -----------------------------------
                                   Name:   Steve Katz
                                   Title:  Vice President

                                  EXHIBIT INDEX



                  Item 601(a) of    Sequentially
                  Regulation S-K    Numbered
Exhibit Number    Exhibit No.       Description                          Page
--------------    -----------       -----------                          ----
1                 99.1              Collateral Term Sheets (as defined     6
                                    in Item 5) that have been provided
                                    by the Underwriter to certain
                                    prospective purchasers of Deutsche
                                    Mortgage Securities, Inc. Mortgage
                                    Loan Trust, Series 2004-2. The
                                    Collateral Term Sheets have been
                                    filed on paper pursuant to a
                                    continuing hardship exemption from
                                    certain electronic requirements.

                                    EXHIBIT 1